                                                                    EXHIBIT 99.1
                                                                    ------------



                                CERTIFICATION
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                        TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Computer Task Group, Incorporated, a New York corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 28, 2002 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

                  (1)      the Form 10-Q fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 12, 2002              /s/ James R. Boldt
                                     -------------------------------------------
                                     James R. Boldt
                                     President and Chief Executive Officer





Dated:  August 12, 2002              /s/ Gregory M. Dearlove
                                     -------------------------------------------
                                     Gregory M. Dearlove
                                     Vice President and Chief Financial Officer